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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2002



                              DELTEK SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



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
            VIRGINIA                                 000-22001              54-1252625
 (State or other jurisdiction of                    (Commission           (I.R.S. Employer
        incorporation)                              File Number)         Identification No.)

13880 DULLES CORNER LANE, HERNDON, VA                                         20171
(Address of Principal Executive Office)                                     (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (703) 734-8606

                                       N/A
         (Former name or former address, if changed since last report)
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ITEM 4.  CHANGE OF ACCOUNTANTS

      On May 15, 2002, Arthur Andersen LLP informed us that it would no longer be able to serve as our independent public accountants, and therefore the Board of Directors, upon recommendation of the Audit Committee, dismissed Arthur Andersen LLP as our independent public accountants effective as of the close of business on May 15, 2002. We intend to initiate an interview process to obtain new accountants to serve as our independent public accountants for 2002.

      Arthur Andersen LLP has been our independent public accountants since 1986 and their report on our financial statements for the fiscal years ended December 31, 2001 and 2000 contains no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years and through May 15, 2002, we have not had any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor any reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

      We provided Arthur Andersen LLP with a copy of this disclosure and requested that Arthur Andersen furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, in response to our request, Arthur Andersen LLP has delivered a letter to the Securities and Exchange Commission, dated May 15, 2002, a copy of which is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7. EXHIBITS

(c) Exhibits. The following exhibit is being filed as part of this Current Report on Form 8-K.


Exhibit 16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 15, 2002.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DELTEK SYSTEMS, INC.

                                       By:    /s/ Lori L. Becker
                                           -------------------------------------
                                       Name:  Lori L. Becker
                                       Title: Chief Financial Officer,
                                              Treasurer and Vice President
                                              Finance


Date:  May 15, 2002
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                                  Exhibit Index


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
Exhibit                Description
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
16.1                   Letter from Arthur Andersen LLP to the Securities and
                       Exchange Commission dated May 15, 2002.
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